Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Thomas Group, Inc. (the “Company”) for the three month period ending March 31, 2009 as filed with the Securities and Exchange Commission on May 13, 2009, as amended by the Form 10-Q/A filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, certifies that:

1.                                       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EARLE STEINBERG
Earle Steinberg
Chief Executive Officer and President
June 18, 2009